                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): Dec. 9, 2002
                                                  ------------

                            MOORE CORPORATION LIMITED
             ------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)


    Canada                            1-8014                      98-0154502
---------------                    -----------                  --------------
(State or Other                    (Commission                   (IRS Employer
Jurisdiction of                    File Number)                 Identification
Incorporation)                                                     Number)

6100 Vipond Drive
Mississauga, Ontario, Canada                                       L5T 2X1
--------------------------------------------------------------------------------
(Address of Principal Executive Office)                          (Zip Code)


                                  905-362-3100
           -----------------------------------------------------------
              (Registrant's telephone number, including area code)


           -----------------------------------------------------------
          (Former Name or former address, if changed since last report)


                       Exhibit Index is located on Page 4

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ITEM 5.  Other Events.

         On December 9, 2002, the Corporation issued a press release announcing that Robert G. Burton will step down as Chairman, President and Chief Executive Officer of the Corporation effective December 31, 2002 and that the Board of Directors has elected Mark A. Angelson as Chief Executive Officer, Alfred C. Eckert III as Chairman of the Board of Directors, Thomas W. Oliva as President and Chief Operating Officer and Thomas J. Quinlan, III as Executive Vice President - Office of the Chief Executive effective January 1, 2003.

         Mr. Burton's separation from the Corporation is amicable and there are no disagreements between Mr. Burton and the Corporation on matters relating to the Corporation's operations, policies or practices.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            MOORE CORPORATION LIMITED

Date: December 9, 2002                      By: Jennifer O. Estabrook
                                                Name:  Jennifer O. Estabrook
                                                Title: Senior Vice President,
                                                       General Counsel and
                                                       Acting Secretary

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                                  EXHIBIT INDEX

                           Current Report On Form 8-K
                             Dated December 9, 2002

Exhibit
No.                                                                Page
---                                                                ----
99.1                                                                5